EXHIBIT 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Entrust, Inc. (the “Company”) for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, F. William Conner, Chief Executive Officer of the Company, and David L. Thompson, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	/s/ F. WILLIAM CONNER
F. William Conner
Chief Executive Officer

Dated: August 13, 2002	/s/ DAVID L. THOMPSON
David L. Thompson
Chief Financial Officer